UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 29, 2024

Avinger, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive
Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 241-7900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	AVGR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities

The Certificate of Designation of Preferences, Rights and Limitations (the “Series E Certificate of Designation”) of Series E Convertible Preferred Stock (the “Series E Preferred Stock”) of Avinger, Inc. (the “Company”) entitles the holders of Series E Preferred Stock to dividends (the “Series E Preferred Dividend”) on each share of Series E Preferred Stock at a rate of 8% of $1,000 per annum, compounded annually. The Series E Certificate of Designation allows the Company to pay the Series E Preferred Dividends by issuing and delivering fully paid and nonassessable shares of Series E Preferred Stock. Accordingly, on December 29, 2024, the Board of Directors of the Company declared a Series E Preferred Dividend on the Series E Preferred Stock of an aggregate of 156 shares of Series E Preferred Stock to pay the Series E Preferred Dividend to the holders of record of Series E Preferred Stock as of December 31, 2024.

The Certificate of Designation of Preferences, Rights and Limitations (the “Series F Certificate of Designation”) of Series F Convertible Preferred Stock (the “Series F Preferred Stock”) of Avinger, Inc. entitles the holders of Series F Preferred Stock to dividends (the “Series F Preferred Dividend”) on each share of Series F Preferred Stock at a rate of 5% of $1,000 per annum until the third anniversary of the issuance date of the Series F Preferred Stock, compounded annually. The Series F Certificate of Designation allows the Company to pay the Series F Preferred Dividends by issuing and delivering fully paid and nonassessable shares of Series F Preferred Stock. Accordingly, on December 29, 2024, the Board of Directors of the Company declared a Series F Preferred Dividend on the Series F Preferred Stock of an aggregate of 298 shares of Series F Preferred Stock to pay the Series F Preferred Dividend to the holders of record of Series F Preferred Stock as of December 31, 2024, subject to approval by the holders of the Series E Preferred Stock of the issuance of the shares of Series F Preferred Stock, which rank pari passu with the shares of Series E Preferred Stock, and the amendment of the Series F Certificate of Designation as described in Item 3.03 below.

The Certificate of Designation of Preferences, Rights and Limitations (the “Series H Certificate of Designation”) of Series H Convertible Preferred Stock (the “Series H Preferred Stock”) of Avinger, Inc. entitles the holders of Series H Preferred Stock to dividends (the “Series H Preferred Dividend,” together with the Series E Preferred Dividend and Series F Preferred Dividend, the “Preferred Dividends”) on each share of Series H Preferred Stock at a rate of 8% of $1,000 per annum, compounded annually. The Series H Certificate of Designation allows the Company to pay the Series H Preferred Dividends by issuing and delivering fully paid and nonassessable shares of Series H Preferred Stock. Accordingly, on December 29, 2024, the Board of Directors of the Company declared a Series H Preferred Dividend on the Series H Preferred Stock of an aggregate of 552 shares of Series H Preferred Stock to pay the Series H Preferred Dividend to the holders of record of Series H Preferred Stock as of December 31, 2024, subject to approval by the holders of the Series F Preferred Stock of the issuance of the shares of Series H Preferred Stock, which rank senior in preference to the Series F Preferred Stock.

The Company paid the Preferred Dividends on December 31, 2024.

The Company relied on the exemption from registration available under Section 4(a)(2) and Rule 506 of Regulation D of the Securities Act of 1933, as amended, in connection with the distributions.

Item 3.03. Material Modification to Rights of Securityholders.

On December 31, 2024, the Company filed a Certificate of Amendment to the Designated Number of Shares of Series F Convertible Preferred Stock (the “Amendment”) with the Secretary of State of the State of Delaware to increase the number of designated shares of Series F Preferred Stock from 7,224 to 10,000.

The Amendment was approved by the Company’s board of directors and the requisite holders of outstanding shares of Series E Preferred Stock and Series F Preferred Stock. No approval of the holders of the Company’s common stock was required to effectuate the Amendment.

The Amendment became effective upon filing. Other than the Amendment described above, the rights, preferences and privileges of the Series F Preferred Stock remain unchanged, and the description of such stock is qualified in its entirety by the copy of the Series F Certificate of Designation filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed March 7, 2024. The foregoing description of the Amendment is not complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 31, 2024, the holders of all of the outstanding shares of the Series E Preferred Stock approved the issuance of shares of Series F Preferred Stock and the Amendment by written consent as described above, and the Series F Preferred Stock approved the issuance of the shares of Series H Preferred Stock and the Amendment by written consent, as set forth above.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1
Certificate of Amendment to the Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock, as filed with the Secretary of State of the State of Delaware on December 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVINGER, INC.

Date: December 31, 2024	By:	/s/ Jeffrey M. Soinski
Jeffrey M. Soinski Chief Executive Officer